                                    [LETTERHEAD]


May 1, 1998

VIA ELECTRONIC FILING

Securities & Exchange Commission
450 Fifth Street NW
Washington, DC   20549

Re:  SAFECO Resource Series Trust
     1933 Act File No. 33-06547
     1940 Act File No. 811-4717

Ladies and Gentlemen:

The enclosed filing of the above-referenced Registrant's Northwest Portfolio Prospectus dated April 30, 1998 is made pursuant to Rule 497(c) of the Securities Act of 1933, as amended.

If you have any comments or questions concerning the filing, please call me at
(206) 548-7075.

Sincerely,

 /s/Margaret E. DiDonna
-----------------------

Margaret E. DiDonna
Counsel

SAFECO RESOURCE SERIES TRUST                                          PROSPECTUS
SAFECO Plaza
Seattle, Washington 98185                                         April 30, 1998

The Northwest Portfolio (or the "Portfolio") described in this Prospectus is a series of the SAFECO Resource Series Trust ("Trust"), an open-end, management investment company consisting of six separate series. Shares of the Trust are offered to life insurance companies, which may or may not be affiliated with one another ("Participating Insurance Companies"), for allocation to certain of their separate accounts established for the purpose of funding variable life insurance policies and variable annuity contracts ("Variable Contracts") and may also be offered directly to qualified pension and retirement plans ("Qualified Plans").

This Prospectus sets forth the information a prospective investor should know before investing. Please read and retain the Prospectus for future reference. A Statement of Additional Information, dated April 30, 1998 and incorporated herein by reference, has been filed with the Securities and Exchange Commission and is available at no charge upon request by calling 1-800-624-5711 or writing SAFECO Securities, Inc., SAFECO Plaza, Seattle, WA 98185. The Statement of Additional Information and other information about the Portfolio is also available on the Securities and Exchange Commission website at http://www.sec.gov. The Statement of Additional Information contains more information about many of the topics in this Prospectus as well as information about the trustees and officers of the Trust.

The Northwest Portfolio has as its investment objective to seek the long-term growth of capital through investing primarily in Northwest companies. The Northwest Portfolio invests at least 65% of its total assets in securities issued by companies with their principal executive offices located in Alaska, Idaho, Montana, Oregon or Washington (the "Northwest").

There are market risks in all securities transactions. There is no assurance that the Portfolio will achieve its investment objective. See "The Trust and the Portfolio's Investment Policies" for more information.
---------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
---------------------------------------------------------

                                    -- 1 --

PORTFOLIO SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE U.S. GOVERNMENT OR ANY BANK, NOR ARE PORTFOLIO SHARES FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND PORTFOLIO SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

---------------------------------------------------------

No dealer, salesperson or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or SAFECO Securities. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy by the Trust or by SAFECO Securities in any state in which such offer or solicitation may not lawfully be made.

                                    -- 2 --

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Introduction to the Trust and the Portfolio                                   4
Fund Expenses                                                                 6
Financial Highlights                                                          7
The Trust and the Portfolio's Investment Policies                             9
Risk Factors                                                                 14
Portfolio Manager                                                            15
Information about Share Ownership and Companies that Provide Services to
  the Trust                                                                  15
Persons Controlling the Trust                                                17
Sale and Redemption of Shares                                                18
Performance Information                                                      18
Portfolio Distributions and Tax Information                                  19
Share Price Calculation                                                      20
Ratings Supplement                                                           21

                                    -- 3 --

INTRODUCTION TO THE TRUST AND THE PORTFOLIO

The Trust is a series investment company that currently issues shares representing six mutual funds (the "Trust Portfolios"), only one of which, the Northwest Portfolio, is offered through this Prospectus. The Northwest Portfolio is a diversified series of the Trust, an open-end, management investment company that continuously offers to sell and to redeem (buy back) its shares at the current net asset value per share without any sales or redemption charges or 12b-1 fees. (See "Share Price Calculation" for more information.)

Shares of the Portfolio are issued and redeemed in connection with investments in and payments under certain Variable Contracts issued through separate accounts of Participating Insurance Companies. Shares of the Trust may also be offered directly to Qualified Plans. The Participating Insurance Companies and the Qualified Plans may or may not make all of the Trust Portfolios available for investment.

Although the Trust does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust may offer its shares to Qualified Plans and for products offered by Participating Insurance Companies, the interests of Variable Contract owners or Qualified Plan participants might at some time be in conflict due to future differences in tax treatment or other considerations. Therefore, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may occur and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance company separate accounts or Qualified Plans might withdraw its investment in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. In addition, the Trust's Board of Trustees may refuse to sell shares of any of the Trust Portfolios to any separate account or Qualified Plan or terminate the offering of shares of any of the Trust Portfolios if such action is required by law or regulatory authority or is in the best interests of the shareholders of any Trust Portfolio.

The Portfolio is managed by SAFECO Asset Management Company ("SAM"). SAM is headquartered in Seattle, Washington and managed over $4.3 billion in mutual fund assets as of December 31, 1997. SAM has been an advisor to mutual funds and other investment portfolios since 1973 and its predecessors

                                    -- 4 --
have been such advisers since 1932. See "Information about Share Ownership and Companies that Provide Services to the Trust" for more information.

There is a risk that the market value of the Portfolio's securities may decrease and result in a decrease in the value of a shareholder's investment. Because the Northwest Portfolio concentrates its investments in geographic regions, it may be subject to special risks. Investors should carefully consider the investment risks of such geographic concentration before purchasing shares of the Portfolio. See "The Trust and the Portfolio's Investment Policies" for more information.

                                    -- 5 --

FUND EXPENSES

A.  SHAREHOLDER TRANSACTION EXPENSES FOR THE PORTFOLIO

                Sales Load
 Sales Load     Imposed on
 Imposed on     Reinvested     Deferred     Redemption     Exchange
  Purchases      Dividends    Sales Load       Fees          Fees
-------------  -------------  -----------  -------------  -----------
       NONE           NONE          NONE          NONE          NONE

B.  ANNUAL OPERATING EXPENSES

    (as a percentage of average net assets)

                                                                         Total Annual
                                 12b-1      Management       Other        Operating
Portfolio                        Fees          Fee          Expenses       Expenses
-----------------------------  ---------  --------------  ------------  --------------
Northwest                        NONE            0.73%          0.20%          0.93%

During the year ended December 31, 1997, SAFECO Life Insurance Company ("SAFECO Life") paid for or reimbursed all of the Other Expenses of the Northwest Portfolio. Expenses after such reimbursement as a percentage of average net assets were 0.73%. Because the Portfolio's assets exceeded $20 million in February 1998, SAFECO Life does not expect to reimburse the Other Expenses of the Portfolio going forward. The expense table above reflects current fees that would have been applicable had the reimbursements not been in effect.

C.  EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment assuming a 5% annual return. The example assumes that all dividends and other distributions are reinvested and that the Portfolio's total annual operating expenses before reimbursement of .93% remain the same in the years shown.

Portfolio                           1 Year       3 Years      5 Years     10 Years
--------------------------------     -----     -----------  -----------  -----------
Northwest                          $       9    $      30    $      51    $     114

The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Portfolio would bear, directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE PORTFOLIO'S ACTUAL EXPENSES OR PERFORMANCE MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS REQUIRED BY SECURITIES AND EXCHANGE COMMISSION REGULATIONS APPLICABLE TO ALL MUTUAL FUNDS AND IT IS NOT A PREDICTION OF, NOR DOES IT REPRESENT, PAST OR FUTURE EXPENSES OR THE PERFORMANCE OF THE PORTFOLIO.

                                    -- 6 --

FINANCIAL HIGHLIGHTS

The amounts shown for the Portfolio in the Financial Highlights table that follows are based upon a single share outstanding throughout the period indicated. The following selected data has been derived from financial statements that have been audited by Ernst & Young LLP. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Trust's annual report to shareholders and incorporated by reference in the Trust's Statement of Additional Information. A copy of the Trust's Statement of Additional Information may be obtained by calling the number on the first page of this Prospectus.

                                    -- 7 --

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

SAFECO RESOURCE SERIES TRUST -- NORTHWEST PORTFOLIO

                                                                                                        JANUARY 7, 1993
                                                                                                      (INITIAL EFFECTIVE
                                                             YEAR ENDED DECEMBER 31,                         DATE)
                                                   1997         1996         1995         1994       TO DECEMBER 31, 1993
                                               ----------------------------------------------------------------------------
Net asset value at beginning of period         $      12.12  $     10.85  $     10.24  $      9.94         $   10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   .03          .08          .08          .06               .09
Net realized and unrealized gain (loss) on
  investments                                          3.73         1.27          .68          .30              (.06)
                                               ------------  -----------  -----------  -----------            ------
Total from investment operations                       3.76         1.35          .76          .36               .03
                                               ------------  -----------  -----------  -----------            ------
LESS DISTRIBUTIONS:
Dividends from net investment income                   (.03)        (.08)        (.08)        (.06)             (.09)
Distributions from capital gains                       (.65)          --         (.07)          --                --
                                               ------------  -----------  -----------  -----------            ------
Total distributions                                    (.68)        (.08)        (.15)        (.06)             (.09)
                                               ------------  -----------  -----------  -----------            ------
Net asset value at end of period               $      15.20  $     12.12  $     10.85  $     10.24         $    9.94
                                               ------------  -----------  -----------  -----------            ------
                                               ------------  -----------  -----------  -----------            ------
Total return                                         31.02%       12.44%        7.42%        3.65%              .55%+
Net assets at end of period (000's omitted)    $     19,795  $     9,541  $     6,312  $     4,564         $   3,183
Ratio of expenses to average net assets                .73%         .70%         .71%         .71%              .72%++
Ratio of expenses to average net assets
  before expense reimbursements                       0.94%        1.11%        1.18%        1.23%                --
Ratio of net investment income to average net
  assets                                               .27%         .78%         .81%         .72%             1.06%++
Portfolio turnover ratio                             47.85%       52.20%       21.30%        7.29%             3.93%++
Average commission rate paid                   $      .0541  $     .0467           --           --                --

 + Not annualized
++ Annualized

                                    -- 8 --

THE TRUST AND THE PORTFOLIO'S INVESTMENT POLICIES
The Trust is a Delaware business trust established by a Trust Instrument dated May 13, 1993. The Trust currently consists of six series, each of which, including the Northwest Portfolio, is a diversified series of the Trust.

The investment objective and investment policies for the Portfolio are described below. The Trust's Board of Trustees may change the Portfolio's objective without shareholder vote, but no such change will be made without 30 days' prior written notice to shareholders of the Portfolio. In the event the Portfolio changes its investment objective, the new objective may not meet the investment needs of every shareholder and may be different from the objective a shareholder considered appropriate at the time of initial investment.

Unless otherwise stated, all investment policies and limitations described below under "Investment Objective and Policies" and "Additional Investment Practices" are non-fundamental and may be changed without shareholder vote. If the Portfolio follows a percentage limitation at the time of investment, a later increase or decrease in values, assets or other circumstances will not be considered in determining whether the Portfolio complies with the applicable policy (except to the extent the change may impact the Portfolio's borrowing limits).

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Northwest Portfolio is to seek long-term growth of capital through investing primarily in Northwest companies. To pursue its objective, the Northwest Portfolio will invest at least 65% of its total assets in securities issued by companies with their principal executive offices located in Alaska, Idaho, Montana, Oregon or Washington.

To pursue its objective, the Northwest Portfolio:

1. Will ordinarily invest its assets in shares of common stock selected primarily for potential long-term appreciation. In determining those common stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power.

2. May invest in securities convertible into common stock when, in the opinion of SAM, the expected total return of a convertible security exceeds the expected total return of common stock eligible for

                                    -- 9 --
    purchase by the Portfolio. The Portfolio may purchase corporate bonds and preferred stock that convert to common stock either automatically after a specified period of time or at the option of the issuer. The Portfolio will purchase those convertible securities which, in SAM's opinion, have underlying common stock with potential for long-term growth. The Portfolio will purchase convertible securities which are investment grade, I.E., rated in the top four categories by either Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Moody's deems securities rated in the fourth category (Baa) to have speculative characteristics. The Portfolio may retain a convertible security that is down-graded to below investment grade after purchase. For a description of ratings, see the "Ratings Supplement" in this Prospectus. The value of convertible securities will normally vary with the value of the underlying common stock and fluctuate inversely with interest rates.

3. May invest in debt securities whose performance and principal amount at maturity is linked to a specific equity security or securities index.

ADDITIONAL INVESTMENT PRACTICES

The Portfolio may also follow the investment practices described below:

1. May hold cash or invest temporarily in high-quality commercial paper, certificates of deposit, shares of no-load, open-end money market funds or repurchase agreements. The Portfolio may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from dividend distributions or the sale of portfolio securities. With respect to repurchase agreements, the Portfolio will invest no more than 5% of its total assets in qualified repurchase agreements and will not purchase repurchase agreements that mature in more than seven days.

2. May invest for short-term purposes when SAM believes such action to be desirable and consistent with sound investment procedures. The Portfolio, however, will not engage primarily in trading for the

                                    -- 10 --
    purpose of short-term profits. The Portfolio may dispose of securities whenever it is deemed advisable without regard to the length of time the securities have been held.

3. May invest up to 5% of net assets in warrants. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrant.

4. May invest in restricted securities eligible for resale under Rule 144A ("Rule 144A securities"), provided that SAM has determined that such securities are liquid under guidelines adopted by the Board of Trustees. Restricted securities may be sold only in offerings registered under the Securities Act of 1933, as amended ("1933 Act"), or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in restricted securities may increase the Portfolio's illiquidity to the extent that qualified institutional buyers or other buyers become unwilling, for a time, to purchase the securities. As a result, the Portfolio may not be able to sell these securities when its investment adviser deems it advisable to sell, or may have to sell them at less than fair value. In addition, market quotations are sometimes less readily available for restricted securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

5. May invest in American Depositary Receipts ("ADRs"), which represent securities issued by a foreign issuer. ADRs are registered receipts evidencing ownership of an underlying foreign security. They are typically issued in the United States by a bank or trust company. ADRs involve risks in addition to risks normally associated with securities issued by domestic issuers, including the possibility of adverse political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and there may be less public or less current information about their operations. In addition to the risks of foreign investment applicable to the underlying securities, ADRs may

                                    -- 11 --
    also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank or trust company, or that such information in the U.S. market may not be current. ADRs which are structured without sponsorship of the issuer of the underlying foreign security may also be subject to the risk that the foreign issuer may not provide financial and other material information to the U.S. bank or trust company issuer.

6. May purchase and write (I.E., sell) covered call options and purchase put and call options on stock indices. The Portfolio may employ certain strategies and techniques utilizing these types of options to mitigate their exposure to factors that affect security values. There is no guarantee that these strategies and techniques will work. An option gives an owner the right to buy or sell securities at a predetermined exercise price for a given period of time.

The writer of a call option is obligated to sell the underlying securities if the option is exercised during the specified period of time. If the Portfolio writes a call option and wishes to terminate the obligation, it may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Options on stock indices are similar to options on stock except that, rather than obtaining the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the strike price of the option. The Portfolio will write call options on stocks only if they are covered, and such options must remain covered so long as the Portfolio is obligated as a writer. The Portfolio, under normal conditions, will not write a call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Portfolio's net assets. The Portfolio will not purchase an option if, as a result thereof, its aggregate investment in options would exceed 5% of its total assets. See "Risk Factors" for more information about the risks inherent in the purchase and sale of options.

                                    -- 12 --

FUNDAMENTAL POLICIES

The Portfolio is subject to the following fundamental policies which cannot be changed without shareholder vote:

1. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities), except that up to 25% of the value of the Portfolio's assets (not including securities issued by another investment company) may be invested without regard to this limit;

2. May not, with respect to 100% of the value of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. Government securities);

3. May not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if such purchase would cause more than ten percent (10%) of any class of securities of such issuer to be held by the Portfolio;

4. May not invest more than 25% of the total assets in any one industry. Securities of foreign banks and foreign branches of U.S. banks are considered to be one industry. The Portfolio will not concentrate its assets in particular industries. The 25% limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to certificates of deposit or bankers' acceptances issued by domestic banks; and

5. May borrow money only for temporary or emergency purposes from a bank or affiliate of SAFECO Corporation at an interest rate not greater than that available from commercial banks. The Portfolio will not borrow amounts in excess of 5% of its total assets. The Portfolio intends to exercise its borrowing authority primarily to meet shareholder redemptions under circumstances where redemptions exceed available cash.

                                    -- 13 --

For more information, see the "Investment Policies" and "Additional Investment Information" sections of the Trust's Statement of Additional Information.

RISK FACTORS

The principal risk factor associated with an investment in the Northwest Portfolio is that the market value of the portfolio securities may decrease. An investment in the Northwest Portfolio is also subject to different risks than a portfolio whose securities are issued by more geographically diverse companies. Since the Portfolio invests primarily in companies with their principal executive offices located in the Northwest, the number of issuers whose securities are eligible for purchase is significantly less than for many other portfolios. Also, some companies whose securities are held in the Portfolio may primarily distribute products or provide services in a specific locale or in the Northwest region. The long-term growth of these companies can be significantly affected by business trends in and the economic health of those areas. Other companies whose securities are held by the Portfolio may have a predominately national or partially international market for their products or services and are more likely to be impacted by national or international trends. As a result, the performance of the Portfolio may be influenced by business trends or economic conditions not only in a specific locale or in the Northwest region, but also on a national or international level depending on the companies whose securities are held in the Portfolio at any particular time.

The Portfolio may invest in options on stock indices and may purchase and write (I.E., sell) covered call options. Risks inherent in the Portfolio's use of options include the risk that security prices will not move in the directions anticipated; imperfect correlation between the price of the option and the price of the underlying security; the risk that potential losses may exceed the amount invested in options; and the reduction or elimination of the opportunity to profit from increases in the value of the underlying security.

Like other mutual funds, financial and business organizations and individuals around the world, the Portfolio could be adversely affected if the computer systems used by its investment adviser or other companies that

                                    -- 14 --
provide services to the Trust do not properly process and calculate date-related information from and after January 1, 2000. This is commonly called the "Year 2000 problem." SAM, SAFECO Services and SAFECO Securities, Inc. are taking steps they believe are reasonably designed to address the Year 2000 problem with respect to the computer systems that each of them uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolio's other, major service providers. It is not anticipated that the Portfolio will incur any charges or that there will be any difficulties in accurate and timely reporting resulting in the change in year from 1999 to 2000.

PORTFOLIO MANAGER

The manager for the Northwest Portfolio is Bill Whitlow. Mr. Whitlow began serving as portfolio manager for the Portfolio in April 1997. From 1990 to April 1997, he was a principal and Manager of Pacific Northwest Research for the brokerage firm of Pacific Crest Securities, located in Seattle, Washington.

The portfolio manager and certain other persons related to SAM and the Portfolio are subject to written policies and procedures designed to prevent abusive personal securities trading. Incorporated within these policies and procedures are recommendations made by the Investment Company Institute (the trade group for the mutual fund industry) with respect to personal securities trading by persons associated with mutual funds. Those recommendations include preclearance procedures and blackout periods when certain personnel may not trade in securities that are the same or related securities being considered for purchase or sale by the Portfolio.

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES THAT PROVIDE SERVICES TO THE
TRUST

Shares of the Portfolio represent equal proportionate interests in the assets of the Portfolio and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares.

                                    -- 15 --

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES THAT PROVIDE SERVICES TO THE TRUST (Continued)

Shares of the Trust may be owned by the separate accounts of Participating Insurance Companies and by Qualified Plans (see "Introduction to the Trust and the Portfolio"). Pursuant to the Investment Company Act of 1940 (the "1940 Act"), Participating Insurance Companies will solicit voting instructions from Variable Contract owners with respect to any matters that are presented to a vote of shareholders. See the separate account prospectus for the Variable Contract for more information regarding the pass-through of these voting rights. With respect to Qualified Plans, the Trustees of such plans will vote the shares held by the Qualified Plans, except that in certain cases such shares may be voted by a named fiduciary or an investment manager pursuant to the Employee Retirement Income Security Act of 1974. There is no pass-through voting to the participants in the Qualified Plans.

On any matter submitted to a vote of shareholders, all shares of the Trust Portfolios then issued and outstanding and entitled to vote shall be voted in the aggregate and not by portfolio except for matters concerning only a portfolio. The holders of each share of a Trust Portfolio shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Trust Portfolio may not bear the same economic relationship to the Trust as shares of another Trust Portfolio.

The Trust does not intend to hold annual meetings of shareholders of the Trust Portfolios. The Trustees will call a special meeting of shareholders of a Trust Portfolio only if required by the 1940 Act, in their written discretion, or upon the written notice of holders of 10% or more of the outstanding shares of the Trust Portfolio entitled to vote.

Under Delaware law, the shareholders of the Trust Portfolios will not be personally liable for the obligations of any Trust Portfolio; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Trust Portfolio contain a statement that such obligation may only be enforced against the assets of the Trust or the Trust Portfolio and generally provides for indemnification out of the Trust's or the Trust Portfolio's property of any shareholder nevertheless held personally liable for the Trust's or a Trust Portfolio's obligations, respectively.

                                    -- 16 --

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES THAT PROVIDE SERVICES TO THE TRUST (Continued)

SAM is the investment adviser for the Portfolio under an agreement with the Trust. Under the agreement, SAM is responsible for the overall management of the Trust's and the Portfolio's business affairs. SAM provides investment research, advice, management and supervision to the Trust and the Portfolio. Consistent with the Portfolio's investment objectives and policies, SAM determines what securities will be purchased, retained or sold by the Portfolio, and implements those decisions. The Portfolio's turnover rate is set forth in the "Financial Highlights" section. The Portfolio's turnover rate will vary from year to year. A high portfolio turnover rate involves correspondingly higher transaction costs in the form of broker commissions, dealer spreads and other costs that the Portfolio will bear directly. The Portfolio pays SAM an annual management fee of
 .74% of the Portfolio's net assets ascertained each business day and paid monthly.

The distributor of the Portfolio's shares under an agreement with the Trust is SAFECO Securities, Inc. ("SAFECO Securities"), a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. SAFECO Securities is not compensated by the Trust or the Portfolio for these services.

The transfer, dividend and distribution disbursement and shareholder servicing agent for the Portfolio under an agreement with the Trust is SAFECO Services Corporation ("SAFECO Services"). SAFECO Services is not compensated by the Trust or the Portfolio for these services.

PERSONS CONTROLLING THE TRUST

As of February 3, 1998, SAFECO Life Insurance Company ("SAFECO Life") and SAM controlled the Northwest Portfolio. SAFECO Life is a stock life insurance company incorporated under the laws of Washington, with headquarters at 15411 N.E. 51st Street, Redmond, Washington. SAFECO Life is a wholly-owned subsidiary of SAFECO Corporation, and is an affiliated company of SAM, SAFECO Securities and SAFECO Services, the investment adviser, principal underwriter and transfer agent, respectively, of the Trust. SAFECO Life advanced all costs for the organization of the Trust. SAFECO Corporation, SAFECO Securities and SAFECO Services have their principal

                                    -- 17 --
place of business at SAFECO Plaza, Seattle, Washington 98185. SAM is incorporated under the laws of Washington and has its principal place of business at Two Union Square, 25th Floor, Seattle, Washington 98101.

SALE AND REDEMPTION OF SHARES

The Portfolio is a series of SAFECO Resource Series Trust, a Delaware business trust, which issues an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series of shares of the Trust without the approval of shareholders.

Shares are sold to the separate accounts of Participating Insurance Companies and may also be sold to Qualified Plans. Shares of the Portfolio are purchased and redeemed at net asset value. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts and by the Qualified Plans. Variable Contract owners and Qualified Plan participants do not deal directly with the Trust with respect to acquisition or redemption of shares. The Board of Trustees of the Trust may refuse to sell shares of the Portfolio to any person, or may suspend or terminate the offering of shares of the Portfolio if such action is required by law or by any regulatory authority having jurisdiction or is, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of the Portfolio.

PERFORMANCE INFORMATION

The Portfolio's yield, total return and average annual total return may be quoted in advertisements. Performance figures are indicative only of past performance and are not intended to represent future investment results. The yield and share price of the Northwest Portfolio will fluctuate and your shares, when redeemed, may be worth more or less than you originally paid for them.

Yield is the annualization on a 360-day basis of the Portfolio's net income per share over a 30-day period divided by the Portfolio's net asset value per share on the last day of the period. Total return is the total percentage change in an investment in the Portfolio, assuming the reinvestment of

                                    -- 18 --
dividends and capital gains distributions over a stated period of time. Average annual total return is the annual percentage change in an investment in the Portfolio, assuming the reinvestment of dividends and capital gains distributions, over a stated period of time.

RANKINGS

From time to time, the Portfolio may advertise its rankings. Rankings are calculated by independent companies that monitor mutual fund performance (E.G. CDA Technologies, Lipper Analytical Services, Inc. and Morningstar, Inc.) and are reported periodically in national financial publications such as BARRON'S, BUSINESS WEEK, FORBES, INVESTOR'S BUSINESS DAILY, MONEY MAGAZINE and THE WALL STREET JOURNAL. In addition, non-standardized performance figures may accompany the standardized figures described above. Non-standardized figures may be calculated in a variety of ways, including but not necessarily limited to, different time periods and different initial investment amounts. The Portfolio may also compare its performance to the performance of relevant indices. Performance information and quoted rankings are indicative only of past performance and are not intended to represent future investment results.

OTHER CHARGES

The Portfolio does not impose a sales charge. However, other charges payable by all shareholders include investment advisory fees. These charges affect the Portfolio's calculation of performance information.

PORTFOLIO DISTRIBUTIONS AND TAX INFORMATION

The Portfolio intends to continue to elect and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its net investment income and net capital gains to its shareholders (the separate accounts of Participating Insurance Companies and Qualified Plans) and meeting other requirements of the Internal Revenue Code relating to the sources of its income and diversification of its assets.

                                    -- 19 --

The Portfolio is treated as a separate entity for federal income tax purposes and, therefore, the investments and results of the Trust Portfolios are not aggregated for purposes of determining net ordinary income (loss) or net realized capital gains (losses).

All dividends are distributed to shareholders (separate accounts of Participating Insurance Companies and Qualified Plans) and will be automatically reinvested in Trust shares. Dividends and distributions made by the Portfolio to the separate accounts are taxable, if at all, to the Participating Insurance Companies; they are not taxable to Variable Contract owners. Dividends and distributions made by the Portfolio to Qualified Plans are not taxable to the Qualified Plans or to the participants thereunder.

In addition to the diversification requirements in Subchapter M, the Portfolio is required to satisfy diversification requirements of Section 817(h) of the Internal Revenue Code and the Investment Company Act. Failure to comply with the requirements of Section 817(h) could result in taxation of the insurance company and immediate taxation of the owners of variable annuity and variable life insurance contracts to the full extent of appreciation under the contracts.

Variable Contract owners should refer to the prospectuses relating to their contracts regarding the federal income tax treatment of ownership of such contracts. Also see "Distributions and Tax Information" in the Statement of Additional Information.

SHARE PRICE CALCULATION

The net asset value per share of the Portfolio is determined by subtracting the liabilities of the Portfolio from its assets, valued at market, and dividing the result by the number of outstanding shares. Shares of the Portfolio are sold and redeemed at the net asset value next determined after receipt by the transfer agent of the sales order or request for redemption in good order. There is no sales charge. Net asset value per share is computed as of the close of regular trading of the New York Stock Exchange (normally 1:00 P.M. Pacific Time) each day that the Exchange is open for trading.

                                    -- 20 --

In general, portfolio securities are valued at the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions in which case they shall be valued at the last reported bid price. Securities traded over-the-counter are valued at the last sale price, unless there is no reported sale price in which case the last reported bid price will be used. Portfolio securities that are traded on a stock exchange and over-the-counter are valued according to the broadest and most representative market. For bonds and other fixed income securities, this usually is the over-the-counter market. Long-term corporate bonds and securities not traded on a national exchange shall be valued based on consideration of information with respect to transactions in similar securities, quotations from dealers and various relationships between securities. Valuations of the Portfolio's securities calculated in a like manner may be obtained from a pricing service. Investments for which a representative value cannot be established are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

RATINGS SUPPLEMENT

Ratings by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies ("S&P"), represent the respective opinions of those organizations as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.

DESCRIPTION OF DEBT RATINGS

Moody's

Investment Grade:
Aaa -- Judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                    -- 21 --

Aa -- Judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have, in fact, speculative characteristics as well.

Non-Investment Grade:
Ba -- Judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Have poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- The lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                    -- 22 --

S&P

Investment Grade:
AAA -- Highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Very strong capacity to pay interest and repay principal. Differs from the highest rated issues only in small degree.

A -- Strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher- rated categories.

Non-Investment Grade:
BB, B, CCC, CC, and C -- Regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C1 -- Reserved for income bonds on which no interest is being paid.

D -- In payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or Minus (-): Ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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